SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
August 30, 2006
Date of Report (Date of Earliest Event Reported)
SEQUOIA MORTGAGE TRUST 2006-1
(Issuing Entity of the Mortgage Pass-Through Certificates, Series 2006-1)
RWT HOLDINGS, INC.
(Sponsor and Seller)
RWT HOLDINGS, INC.
(Exact Name of Sponsor/Seller as Specified in Its Charter)
SEQUOIA RESIDENTIAL FUNDING, INC.
(as Depositor with respect to the issuance of Sequoia Mortgage Trust 2006-1,
Mortgage Pass-Through Certificates)
SEQUOIA RESIDENTIAL FUNDING, INC.
(Exact Name of Registrant/Depositor as Specified in Its Charter)

Delaware	333-132123-02	35-2170972
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
One Belvedere Place, Suite 330
Mill Valley, CA 94941
(Address of Principal Executive Offices)
(415) 389-7373
(Registrant’s Telephone Number,
Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
Item 1.01 Entry Into a Material Definitive Agreement
          On August 1, 2006, Sequoia Residential Funding, Inc. (the “Depositor”), HSBC Bank USA, National Association (the “Trustee”), and Wells Fargo Bank, N. A. (the “Master Servicer” and “Securities Administrator”) entered into a Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), pursuant to which the Sequoia Mortgage Trust 2006-1 Mortgage Pass-Through Certificates (the “Certificates”) in the approximate aggregate principal amount of $739,121,100 were issued. Certain Certificates were sold by the Depositor to Banc of America Securities LLC and Countrywide Securities Corporation, as underwriters, pursuant to the Underwriting Agreement dated August 28, 2006 (the “Underwriting Agreement”). In connection with the offering of Mortgage Pass-Through Certificates, RWT Holdings, Inc. (“RWT”) and the Depositor entered into a Mortgage Loan Purchase and Sale Agreement dated August 1, 2006 (the “Mortgage Loan Purchase and Sale Agreement”), pursuant to which RWT conveyed to the Depositor as of the closing on August 30, 2006, all of its interest in the Mortgage Loans. Wells Fargo Bank, N.A. will maintain custody of the mortgage files relating to the Mortgage Loans, on behalf of the Issuing Entity. The Mortgage Loans are being serviced pursuant to existing servicing agreements between RWT and each of ABN AMRO Mortgage Group, Inc. and Countrywide Home Loans Servicing L.P., respectively, as servicer. The Pooling and Servicing Agreement, with accompanying Exhibits, is annexed hereto as Exhibit 10.1. The Underwriting Agreement is attached hereto as Exhibit 10.2. The Mortgage Loan Purchase and Sale Agreement is attached hereto as Exhibit 10.3. The Custodial Agreement with Wells Fargo Bank, N.A. as Custodian is attached hereto as Exhibit 10.4. The servicing agreement between RWT and ABN AMRO Mortgage Group, Inc. is annexed hereto as Exhibit 10.5. The servicing agreement between RWT and Countrywide Home Loans Servicing L.P. is annexed hereto as Exhibit 10.6. The Opinion as to federal income tax matters in connection with the issuance of the Sequoia Mortgage Trust 2006-1 Mortgage Pass-Through Certificates is attached hereto as Exhibit 99.1. The Opinion as to various legal matters in connection with the issuance of the Sequoia Mortgage Trust 2006-1 Mortgage Pass-Through Certificates is attached hereto as Exhibit 99.2. Capitalized terms not otherwise defined herein have the meanings ascribed to such terms in the Pooling and Servicing Agreement.
Item 9.01(d). Financial Statements and Exhibits
10.1	Pooling and Servicing Agreement dated as of August 1, 2006, by and among Sequoia Residential Funding, Inc., as Depositor, HSBC Bank USA, National Association, as Trustee, and Wells Fargo Bank, N. A., as Master Servicer and Securities Administrator.

10.2	Underwriting Agreement dated August 28, 2006, among Sequoia Residential Funding, Inc., Redwood Trust, Inc., RWT Holdings, Inc. and Banc of America Securities LLC and Countrywide Securities Corporation.

10.3	Mortgage Loan Purchase and Sale Agreement dated as of August 1, 2006, between RWT Holdings, Inc. and Sequoia Residential Funding, Inc.

10.4	Custody Agreement dated as of August 1, 2006, among Wells Fargo Bank, N.A., as Custodian, HSBC Bank USA, National Association, as Trustee, Sequoia Residential Funding, Inc. and RWT Holdings, Inc.

10.5	Master Mortgage Loan Sale & Servicing Agreement, dated as of July 1, 2006 between RWT and ABN AMRO Mortgage Group, Inc., as modified by the Assignment, Assumption and Recognition Agreement dated August 30, 2006 by and among Sequoia Residential Funding, Inc., HSBC Bank USA, National Association, ABNAMRO Mortgage Group, Inc.

10.6	Mortgage Loan Purchase and Servicing Agreement dated as of April 1, 1998, between Countrywide Home Loans, Inc. (“Countrywide”) and RWT, as amended by the Amendment Number One to such agreement dated February 27, 2004, between Countrywide and RWT (as amended the “Mortgage Loan Purchase and Servicing Agreement”), an Amendment Reg AB to the Mortgage Loan Purchase and Servicing Agreement dated as of August 1, 2006, and an Assignment Agreement dated January 1, 2001 between Countrywide and Countrywide Home Loans Servicing L.P. transferring the servicing, as modified by the Assignment, Assumption and Recognition Agreement dated August 30, 2006 among Sequoia Residential Funding, Inc., HSBC Bank USA, National Association, Countrywide and Countrywide Home Loans Servicing L.P.

99.1	Opinion of Chapman and Cutler LLP, dated August 30, 2006, as to federal income tax matters in connection with the issuance of the Sequoia Mortgage Trust 2006-1 Mortgage Pass-Through Certificates.

99.2	Opinion of Tobin & Tobin, dated August 30, 2006, as to various legal matters in connection with the issuance of the Sequoia Mortgage Trust 2006-1 Mortgage Pass-Through Certificates.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: September 6, 2006

SEQUOIA RESIDENTIAL FUNDING, INC.
By:	/s/ Martin S. Hughes
Martin S. Hughes
Chief Financial Officer and Secretary

EXHIBIT INDEX
Exhibit Number
10.1	Pooling and Servicing Agreement dated as of August 1, 2006, by and among Sequoia Residential Funding, Inc., as Depositor, HSBC Bank USA, National Association, as Trustee, and Wells Fargo Bank, N. A., as Master Servicer and Securities Administrator.

10.2	Underwriting Agreement dated August 28, 2006, among Sequoia Residential Funding, Inc., Redwood Trust, Inc., RWT Holdings, Inc. and Banc of America Securities LLC and Countrywide Securities Corporation.

10.3	Mortgage Loan Purchase and Sale Agreement dated as of August 1, 2006, between RWT Holdings, Inc. and Sequoia Residential Funding, Inc.

10.4	Custody Agreement dated as of August 1, 2006, among Wells Fargo Bank, N.A., as Custodian, HSBC Bank USA, National Association, as Trustee, Sequoia Residential Funding, Inc. and RWT Holdings, Inc.

10.5	Master Mortgage Loan Sale & Servicing Agreement, dated as of July 1, 2006 between RWT and ABN AMRO Mortgage Group, Inc., as modified by the Assignment, Assumption and Recognition Agreement dated August 30, 2006 by and among Sequoia Residential Funding, Inc., HSBC Bank USA, National Association, ABNAMRO Mortgage Group, Inc.

10.6	Mortgage Loan Purchase and Servicing Agreement dated as of April 1, 1998, between Countrywide Home Loans, Inc. (“Countrywide”) and RWT, as amended by the Amendment Number One to such agreement dated February 27, 2004, between Countrywide and RWT (as amended the “Mortgage Loan Purchase and Servicing Agreement”), an Amendment Reg AB to the Mortgage Loan Purchase and Servicing Agreement dated as of August 1, 2006, and an Assignment Agreement dated January 1, 2001 between Countrywide and Countrywide Home Loans Servicing L.P. transferring the servicing, as modified by the Assignment, Assumption and Recognition Agreement dated August 30, 2006 among Sequoia Residential Funding, Inc., HSBC Bank USA, National Association, Countrywide and Countrywide Home Loans Servicing L.P.

99.1	Opinion of Chapman and Cutler LLP, dated August 30, 2006, as to federal income tax matters in connection with the issuance of the Sequoia Mortgage Trust 2006-1 Mortgage Pass-Through Certificates.

99.2	Opinion of Tobin & Tobin, dated August 30, 2006, as to various legal matters in connection with the issuance of the Sequoia Mortgage Trust 2006-1 Mortgage Pass-Through Certificates.